[LOGO]
                                             Deutsche Asset Management
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Tax Free Money Fund, on Form N-CSR of the Scudder Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                   /s/Richard T. Hale
                                                   -------------------------
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Scudder Tax Free Money Fund

                                                                          [LOGO]
                                             Deutsche Asset Management
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Tax Free Money Fund, on Form N-CSR of the Scudder Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                   /s/Charles A. Rizzo
                                                   -------------------------
                                                Charles A. Rizzo
                                                Chief Financial Officer
                                                Scudder Tax Free Money Fund